SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2007

                           GREEN MOUNTAIN CAPITAL INC.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                       001-14883                16-1728655
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

         201 South Biscayne Boulevard, 28th Floor, Miami FL      06901
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            (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (011) 44-207-216-9000
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          Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Promissory Notes due 2008

      On January 11, 2007, Green Mountain Capital, Inc. ("we", "us" or the "Company") completed the sale of an aggregate of $2,475,000 principal amount of 12% Promissory Notes due September 30, 2008 (the "Notes"), together with Warrants expiring January 11, 2012, exercisable at a price of $.18 per share (the "Warrants"), to purchase 2,475,000 shares of our Common Stock, par value $.0001 per share ("Common Stock"). On January 17, 2007, we completed the sale of an additional $750,000 principal amount of Notes, together with warrants expiring January 17, 2012, to purchase 750,000 shares of our Common Stock (the warrants issued at the first and second closings described above, to purchase an aggregate of 3,225,000 shares of Common Stock, are collectively referred to as the "Warrants"). The Notes and Warrants have been executed and delivered pursuant to a subscription agreement with each purchaser, dated as of the relevant closing date ("Subscription Agreement"), between the Company and the purchaser listed therein (the "Purchaser" or "Holder").

Maturity.

The Notes are due September 30, 2008 ("Maturity Date"), unless prepayment of the Notes is required in certain events, as described below.

Prepayments.

Voluntary prepayments of the Notes are permitted at any time, in whole or in part, without penalty or premium.

Guarantee by Our Subsidiary; Certain Covenants.

The Notes are guaranteed by our subsidiary, Internet Telecommunications Plc.

We have covenanted and agreed in the Notes that, except in our ordinary course of business, we will not: sell, lease, dispose of any of our assets; permit material liens or encumbrances on any of our properties or assets; incur any indebtedness for borrowed money from banks or other private financing sources, except for existing indebtedness or indebtedness subordinated in right of payment to the payment in full of the Notes; guarantee or become contingently liable on the obligations of others; change our corporate governing documents in a manner that would adversely affect the Holders' rights; or materially change or alter the nature of our business in the telecommunications industry.

Conversion.

If the principal balance of a Note and any accrued, but unpaid, interest thereon is not paid to the Holder on or before the Maturity Date, then the principal balance of and unpaid accrued interest, including interest accrued at the Default Interest Rate of 18% per annum on the Note may, at the option of the Holder, be converted into the number of shares of Common Stock of the Company determined by dividing (i) the amount of the Note being converted by (ii) the Conversion Price. "Conversion Price" is defined in the Notes to be the price per share equal to the lower of (i) $0.15 or (ii) 85% of the average closing stock price of the Company's Common Stock on the 10 trading days immediately prior to the Maturity Date.

      The Notes are convertible at five ($.05) cents per share, subject to proportionate adjustment for stock splits, stock combinations, and stock dividends and distributions. In addition, the Notes provide for adjustments for dividends payable other than in shares of Common Stock, for reclassification, exchange or substitution of the Common Stock for another security or securities of the Company or pursuant to a reorganization, merger, consolidation, or sale of assets, where there is a change in control of the Company.

Registration.

      In addition, the Company agreed to register the shares (the "Shares") underlying the Notes ("Conversion Shares") and Warrants ("Warrant Shares") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended ("Securities Act"). Within 120 days after the closing (the "Scheduled Filing Date"), the Company has agreed to file with the SEC a registration statement under the Securities Act covering the Warrant Shares. The Company is required to use its best efforts to cause the registration statement to be declared effective under the Securities Act as soon as practicable after filing. If the required registration statement is not filed after 180 days of the Scheduled Filing Date, then the Company is required to issue to each holder of Warrant Shares such number of additional Warrants to purchase such number of shares of our Common Stock equal to six percent (6%) of the underlying Warrant Shares held by each respective Holder (the "Late Registration Warrants"). The Late Registration Warrants will have the same terms as the Warrants.

      If the Company defaults on the repayment of the Notes, within 120 days after the Maturity Date, the Company has agreed to file with the SEC a registration statement under the Securities Act covering the Conversion Shares. The Company is required to use its best efforts to cause the required registration for Conversion Shares to be declared effective under the Securities Act as soon as practicable after filing.

      In the event that the Company files a registration statement under the Securities Act for registration of any of its securities (aside from any registration filed on Form S-8, or the equivalent), the Company is required give notice to the Holders of the Warrant Shares and/or Conversion Shares at least five (5) business days prior to the first anticipated filing date of a registration statement, affording such Holders an opportunity to be included in the registration statement as "selling shareholders" and notifying each Holder of the information the Company requires from each such Holder.

Further Adjustments to Conversion Price.

      Sales of Common Stock Below Conversion Price. If we issue or sell any shares of additional shares of common stock or issues options or other convertible securities ("Common Stock Equivalents") at a price per share less than the Conversion Price then in effect or without consideration (or, in the case of a Common Stock Equivalent where the aggregate of the price per share for which additional shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent is less than the applicable Conversion Price then in effect), then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid (or deemed to be paid, in the case of a Common Stock Equivalent) for such additional shares of Common Stock. In the case of a Common Stock Equivalent, the adjustment is recalculated if the particular option or conversion right expires unexercised or the exercise or conversion price is increased. The above adjustment for additional shares of Common Stock or Common Stock Equivalents do not apply to: any transaction involving (i) the Company's issuance of any securities (other than for cash) in connection with a merger, acquisition or consolidation of the Company, (ii) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Company's issuance of securities in connection with bona fide firm underwritten public offerings of its securities, (iv) the Company's issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they exist at the date of Subscription Agreement, or (v) as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which are granted or issued as of December 15, 2006.

Interest.

The outstanding principal balance of each Note bears interest, in arrears, at twelve percent (12%) per annum, payable on the first anniversary of the final closing of the offering of the Notes and on the Maturity Date. Interest is computed on the basis of the actual number of days elapsed over a 360 day year and accrues commencing the closing date on which the particular note was issued. Upon the occurrence of an Event of Default (as defined below), then to the extent permitted by law, the Company is required to pay interest to the holder of each outstanding Note on demand, on the outstanding principal balance of the Note from the date of the Event of Default until such Event of Default is cured at the rate of the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum.

Events of Default.

The occurrence of any of the following events shall be an event of default under the Notes ("Events of Default"):

(1) If the Company shall fail to pay when due after a 10-day grace period the principal of and/or accrued interest on a Note or any other amount payable under a Note;

(2) A material breach by the Company of any of its representations, warranties, covenants or agreements made in a Note that is not cured within thirty (30) days following receipt by Company of written notice specifying in detail the breach;

(3) If proceedings under any bankruptcy or insolvency law are commenced by the Company, or if proceedings under any bankruptcy or insolvency law are commenced against the Company and such proceedings are not dismissed within 30 days of commencement thereof, or if a general assignment for the benefit of creditors of the Company is made or if a trustee or receiver of the Company's property is appointed; or

(4) If the Company adopts, or agrees to adopt, a plan of liquidation or dissolution of the Company.

      Remedies of the Holders on the Occurrence of an Event of Default. Upon the occurrence of an Event of Default, then, or at any time thereafter, unless such Event of Default shall have been waived in writing by the Holder or Holders, at the option of the Holders and in the Holders' sole discretion, the Holders may, upon written notice to the Company, declare the unpaid principal amount of Notes, accrued interest thereon and all other amounts payable under the Note immediately due and payable, and the Holders may immediately, and without expiration of any further period of grace, enforce any and all of the Holders' rights and remedies provided herein or any other rights or remedies afforded by law; provided, however, that in the case of an Event of Default described in paragraph (3) above, then the unpaid principal amount of the Notes, accrued interest thereon and other amounts payable under the Notes shall be immediately due and payable without any notice or other action by the Holders.

Description of Warrants

      In connection with the issuance and sale of the Notes, we issued to the Holders of the Notes Warrants to purchase in the aggregate 3,225,000 shares of our Common Stock. Each purchaser of a Note received Warrants to purchase shares of Common Stock equal to the principal amount of his Note. The Warrants are exercisable at $.18 per share commencing on the January 11 or January 17 closing date and expire five years from the particular closing date when they were issued.

      The Warrants provide for corresponding adjustments to the Exercise Price then in effect ("Exercise Price") to reflect stock dividends, subdivisions and combinations. The Warrants also provide for adjustments for dividends payable other than in shares of Common Stock, for reclassification, exchange or substitution of the Common Stock for another security or securities of the Company or pursuant to a reorganization, merger, consolidation, or sale of assets, where there is a change in control of the Company.

      If we issue or sell any shares of additional shares of Common Stock or issue options or other convertible securities at a price per share less than the exercise price then in effect, or without consideration, the Warrants provide for adjustments to the exercise price similar to those provided in the Notes for the Conversion Price with respect to sales of Common Stock or options or other convertible securities at a price per share less than the Conversion Price.

Placement Agent Warrants

We had previously issued on November 14, 2006, in connection with our November 14, 2006 bridge note financing in the amount of $600,000, which is repaid with the proceeds of the Notes, five-year warrants to Sandgrain Securities, Inc., a financial consulting firm ("Sandgrain"), to purchase an aggregate of 60,000 shares of Common Stock, exercisable at $.25 per share. In connection with the two closings for the Notes, we issued Sandgrain at the January 11, 2007 closing Warrants to purchase an aggregate of 247,500 shares of Common Stock, and at the January 17, 2007 closing, issued Sandgrain Warrants to purchase 75,000 shares of Common Stock. Such Warrants exercisable at $.18 per share, expire five years from the closing date on which they were issued, and have identical terms to the Warrants issued to the Purchasers of the Notes at such closings.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES, SUBSCRIPTION AGREEMENTS, AND WARRANTS SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH DOCUMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THIS REPORT.

Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                  Principal     Total Offering Price/
   Date              Title and Amount           Purchaser        Underwriter   Underwriting Discounts
-----------    ----------------------------  -----------------   -----------   ----------------------
January 11,    $2,475,000 principal amount   Eight private            NA         $2,475,000/$321,750
2007            of 12% notes due September,   investors
                30, 2008
-----------    ----------------------------  -----------------   -----------   ----------------------
January 11,    Warrants, expiring            Purchasers of            NA               NA/NA
2007            January 11, 2012              above $2,475,000
                to purchase                   principal amount
                2,475,000 shares of           of 12% notes
                common stock
-----------    ----------------------------  -----------------   -----------   ----------------------
January 17,    $750,000 principal amount     Five private             NA          $750,000/$97,500
2007            of 12% notes due September,   investors
                30, 2008
-----------    ----------------------------  -----------------   -----------   ----------------------
January 17,    Warrants, expiring            Purchasers of            NA               NA/NA
2007            January 17, 2012              above $750,000
                to purchase                   principal amount
                750,000 shares of             of 12% notes
                common stock
-----------    ----------------------------  -----------------   -----------   ----------------------
January 11,    Warrants, expiring            Sandgrain                NA               NA/NA
2007            January 11, 2012              Securities, Inc.,
                to purchase                   Placement Agent
                247,500 shares of
                common stock
-----------    ----------------------------  -----------------   -----------   ----------------------
January 17,    Warrants, expiring            Sandgrain                NA               NA/NA
2007            January 17, 2012              Securities, Inc.,
                to purchase                   Placement Agent
                75,000 shares of
                common stock
-----------    ----------------------------  -----------------   -----------   ----------------------

The above sales of notes and warrants were exempt from the registration requirements of the Securities Act of 1933, as amended, under Rule 506 of Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

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Exhibit No.                                 Description
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10.13             Form of Subscription Agreement between the Company and each of the Purchasers of the 12% Promissory Notes due September 30, 2008.
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10.14             Form of the Company's 12% Promissory Notes due September 30,
                  2008.
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10.15             Form of five-year Warrants issued to the Holders of the
                  Company's 12% Promissory Notes due September 30, 2008, and the placement agent.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                GREEN MOUNTAIN CAPITAL INC.


                                        By /s/ Charlie Yiasemis
                                           ------------------------------
                                           Charlie Yiasemis, Chief Executive
                                           Officer

                                           Date: January 18, 2007

EXHIBIT INDEX

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Exhibit No.                                 Description
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10.13             Form of Subscription Agreement between the Company and each of the Purchasers of the 12% Promissory Notes due September 30, 2008.
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10.14             Form of the Company's 12% Promissory Notes due September 30,
                  2008.
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10.15             Form of five-year Warrants issued to the Holders of the
                  Company's 12% Promissory Notes due September 30, 2008, and the placement agent.
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